Exhibit 2(d)(4)

PREFERRED STOCK	PREFERRED STOCK

PAR VALUE $0.001

CERTIFICATE
NUMBER		SHARES
WWWW-___		**___**
THE MEXICO EQUITY AND INCOME FUND, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT	CUSIP 592834 20 4

see reverse for certain definitions
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PREFERRED STOCK OF THE PAR VALUE OF $0.001 OF
The Mexico Equity and Income Fund, Inc. (hereinafter called the “Corporation”), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and registered by the Registrar or its designated Agent.
In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

DATED

	THE MEXICO EQUITY AND	COUNTERSIGNED AND REGISTERED:

PRESIDENT	INCOME FUND, INC.	COMPUTERSHARE INVESTOR SERVICES, LLC.
	CORPORATE	(CHICAGO)
	SEAL	TRANSFER AGENT AND REGISTRAR
1990
MARYLAND

By

SECRETARY		AUTHORIZED SIGNATURE

THE MEXICO EQUITY AND INCOME FUND, INC.
A FULL STATEMENT OR SUMMARY OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF ANY SERIES OF CAPITAL STOCK WILL BE FURNISHED TO ANY SHAREHOLDER WITHOUT CHARGE UPON REQUEST TO THE SECRETARY Of THE CORPORATION AT THE CORPORATION’S PRINCIPAL OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to application laws or regulations:

TEN COM	—	as tenants by the entireties	UNIF GIFT MIN ACT—		Custodian
				(Cust)		(Minor)
TEN ENT	—	as tenants by the entireties	under Uniform Gifts to Minors Act
(State)
JT TEN	—	as joint tenants with right of survivorship	UNIF TRF MIN ACT—		Custodian (until age)
		and not as tenants in common		(Cust)		(Minor)
under Uniform Gifts to Minors Act
(State)
     Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20

Signature:

Signature:

	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15